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                                                                    EXHIBIT 10.1



                            CONTENT LICENSE AGREEMENT

       This Agreement, dated as of March 26, 1997, is entered into by and between Amazon.com, Inc., a Delaware corporation ("Amazon.com"), and Baker & Taylor, Inc., a Delaware corporation ("B&T"). Amazon.com and B&T agree as follows:

SECTION 1. DEFINITIONS

       As used in this Agreement, the following terms will have the following meanings:

       "AFFILIATE" means, with respect to a party, (a) any corporation, partnership, joint venture or other entity that controls, is controlled by or is under common control with the party, (b) any corporation in which the party owns, or has the right to vote, stock in the corporation sufficient to elect at least twenty percent (20%) of the members of the corporation's board of directors, or (c) any partnership, joint venture or other unincorporated entity in which the party owns at least twenty percent (20%) of the partnership interests or ownership interests in such entity; provided that an entity in which B&T holds less than a fifty percent (50%) ownership interest will be deemed an Affiliate under clause (b) or (c) only if the entity begins performing data gathering or database maintenance or distribution functions (or a subset of such functions) that were previously performed by B&T. Further, an entity will be considered a party's Affiliate only during such time as it satisfies one of the criteria set forth in this definition. Notwithstanding anything to the contrary contained in this Section, B&T's Affiliates will not include Book Data Limited ("Book Data").

       "CD-LINK" means B&T's specialized software application which allows a licensee to search a B&T database without using any other application screen interface, along with any Enhancements thereto delivered by B&T to Amazon.com under this Agreement.

       "DATA" means any and all data and other information that (a) is described by any Data Element, (b) either currently is in the possession or control of B&T or its Affiliates or is developed or acquired by or for B&T or its Affiliates during the Term, and (c) is included in a database maintained by B&T or its Affiliates; provided, that B&T and its Affiliates will use commercially reasonable efforts to promptly incorporate relevant data into their databases.

       "DATA ELEMENT" means (a) any of the categories of information listed in Exhibit A or Exhibit B, whether relating to books, video or audio, and (b) any additional categories of information that are minor enhancements or additions to the original Data Elements or are hereafter added to Exhibit A or Exhibit B by mutual agreement of the parties.

       "DISPLAY DATA" means all Data that is included in any Data Element identified in Exhibit A or Exhibit B as being licensed for display purposes.



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       "ENHANCEMENT" means any change, correction, modification, update, improvement, adaptation, augmentation or other derivative work that changes the identifiable nature of the underlying Data. For example, certain Data Elements are MARC codes (string of letters and digits, combinations of which represent particular piece of information). A record that contains all or a portion of a MARC code's letters and digits, whether separately or combined with other letters or digits, would not constitute an Enhancement. A record that contains one or more pieces of information represented by a MARC code would constitute an Enhancement.

       "ENTERTAINMENT DATA" means all Display Data and Internal Data described in Exhibit B.

       "INTERNAL DATA" means all Data that is included in any Data Element identified on Exhibit A or Exhibit B as being licensed for internal use.

       "LICENSED MATERIALS" means the Data and the CD-LINK.

       "TERM" means the period described in Section 9.1

SECTION 2.  LICENSE

       2.1 GRANT. B&T hereby grants to Amazon.com a worldwide, irrevocable (except as set forth in Section 8.4), perpetual license to do the following:

            (a) use, copy, modify and create Enhancements of the Display Data and the Internal Data for its internal business purposes;

            (b) use, copy, publish and display on the Internet (and on other means of electronic online commerce) the Display Data and all Enhancements of the Data that it develops or creates;

            (c) use and reproduce the CD-LINK in connection with the exercise of the rights granted under (a) and (b), above; and

            (d) sublicense (without the right of the sublicensee to grant further sublicenses) the rights granted under (a), (b) and (c), above, to any of its Affiliates; provided that Amazon.com will not, without the prior written consent of B&T, sublicense such rights to any Affiliate of Amazon.com or other entity that directly competes with B&T in the wholesale distribution of books or entertainment products. Any sublicensee will be subject to all the restrictions contained in this Section 2.

       2.2 EXCLUSIVITY. The rights and license granted to Amazon.com under
Section 2.1 will be exclusive, subject to and in accordance with the provisions of this Section 2.2.

           2.2.1 Subject to the limitations set forth in Section 2.2.2 and the provisions of Section 2.2.4, neither B&T nor any of its Affiliates will, directly or indirectly, (a) prior to the


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first (1st) anniversary of the date of this Agreement, use or permit any third party to use any Data (whether now or hereafter in the possession or control of B&T or any of its Affiliates) in connection with any Internet-based or other electronic online commerce, or (b) prior to the third (3rd) anniversary of the date of this Agreement, license or otherwise permit the use of any Data (whether now or hereafter in the possession or control of B&T or any of its Affiliates) to or by or [CONFIDENTIAL TREATMENT] any Affiliate of any of the foregoing entities.

           2.2.2 Nothing in Section 2.2.1(a) will affect the existing Internet use rights in the Licensed Materials which were granted by B&T to Kinokuniya, a Japanese bookstore, prior to the date of this Agreement; provided that B&T will not expand such rights prior to the 1st anniversary of this Agreement. Further, nothing in Section 2.2.1 will prevent B&T from (a) licensing its limited on-hand and on-order database product for Internet display, (b) displaying any Data on the Internet to permit its institutional customers to select and order materials from B&T, (c) licensing any Data to its retail-store customers for the sole purpose of facilitating physical store sales, provided that the Data is not used to support Internet or electronic online commerce in any way, (d) licensing any Data for electronic display solely on in-store electronic kiosks, provided that the Data is not used to support Internet or other electronic online commerce in any way, and (e) licensing any Data for electronic display solely to permit institutions (such as libraries), distributors and retail stores to submit purchase orders to B&T and to other distributors or publishers via electronic data transfer or other means of electronic communication.

           2.2.3 Each license granted by B&T with respect to the Data at any time after the date hereof but prior to the third (3rd) anniversary of the date of this Agreement will in all respects be consistent with the limitations set forth in this Section 2.2, will contain written restrictions sufficient to protect the exclusive rights granted to Amazon.com hereunder. B&T will use commercially reasonable efforts to enforce such restrictions and will promptly notify Amazon.com in writing of any breach or other violation of such restrictions that comes to B&T's attention. If B&T fails to take all commercially reasonable steps to enforce the restrictions within thirty (30) days after Amazon.com makes a written request to B&T to do so, Amazon.com may immediately proceed to take all steps reasonably necessary to enforce the restrictions.

           2.2.4 B&T has granted a license to Book Data that may or may not permit Book Data to take actions that, if taken directly by B&T, would violate Amazon.com's exclusive license rights ("Competing Activities"). Neither the existing license agreement between Book Data and B&T nor any Competing Activities permitted under that agreement will constitute a violation of this Agreement; provided that B&T will use commercially reasonable efforts (to the extent permitted under relevant contract and tort law) to prevent Book Data from engaging in Competing Activities. Further, if prior to the third (3rd) anniversary of the date of this Agreement, Book Data licenses or otherwise permits the use of any Data to or by [CONFIDENTIAL TREATMENT] for any purpose other than those specifically set forth in Section 2.2.2, B&T will pay to


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Amazon.com an amount equal to fifty percent (50%) of the fair market value of the Common Stock (as defined in Section 4.1) on the day that Book Data first licenses or otherwise permits [CONFIDENTIAL TREATMENT] to use the Data. B&T will pay such amount within thirty (30) days following its receipt of written demand from Amazon.com. The payment set forth in this Section will not be subject to the liability cap contained in Section 13.2.

           2.2.5 B&T has entered into the agreements listed on Exhibit D ("Excluded Agreements"), which permit certain third parties to, among other things, publish and display portions of the Entertainment Data on the Internet. The Excluded Agreements will not constitute a violation of Amazon.com's exclusive rights contained in Section 2.2.1(a); provided that B&T will not extend or renew any of the license rights granted under the Excluded Agreements in such a manner that, absent the provisions of this Section, would violate Amazon.com's exclusive license rights.

      2.3 PROTECTION AGAINST UNAUTHORIZED USE. The license rights granted under this Agreement are personal to Amazon.com and are for the benefit only of Amazon.com and its Affiliates, permitted sublicensees and permitted assignees for the purposes permitted herein. Amazon.com will not directly or indirectly duplicate, copy, transmit, publish, provide access to or distribute the Licensed Materials (either separately or with other materials) except in a manner consistent with Section 2.1. Amazon.com will use commercially reasonable efforts to prevent or restrict the unauthorized downloading, transmission, display or copying of Licensed Materials. In addition, Amazon.com:

           (a) will use commercially reasonable efforts to prevent and terminate any unauthorized use of the Licensed Materials;

           (b) will not sell, rent, license or lease to any third party (including its Affiliates) all or any material portion of the Licensed Materials in a manner that directly or indirectly competes with B&T's database or data service business;

           (c) will not combine or incorporate all or any material portion of the Licensed Materials with any other program, database or record that will be sold, rented or leased to any third party (including its Affiliates) in a manner that directly or indirectly competes with B&T's database or data service business;

           (d) will reproduce and incorporate, in any copy of any Licensed Materials, all copyright or other proprietary notices contained in the items being reproduced, provided that Amazon.com will not be required to post any such proprietary notices on its Internet site (or other means of electronic online commerce);

           (e) will promptly notify B&T if it becomes aware of any unauthorized use of, or of any acts that are prohibited under this Section with respect to, the Licensed Materials; and

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           (f) will post on its Internet site (and on its other means of electronic online commerce, if any) a statement regarding copyrights and other proprietary rights that is substantially similar to the statement currently posted on Amazon.com's Internet site.

      The parties agree that, for the purposes of clause (b) and (c) above, Amazon.com's and its Affiliates' display of Licensed Materials on their Internet sites (or other means of electronic online commerce) will not constitute an activity that directly or indirectly competes with B&T's database or data service business.

SECTION 3. B&T OBLIGATIONS

      3.1 INITIAL DELIVERY. Upon execution of this Agreement, B&T will deliver to Amazon.com a complete, current and reproducible copy of the CD-LINK and all existing Data, to the extent such items are not already in Amazon.com's possession. Notwithstanding the forgoing, B&T will not be obligated to deliver those Data Elements that are identified in Exhibits A and B as "Unavailable."

      3.2 DATA UPDATES. In addition to the initial Data, B&T will provide Amazon.com with periodic updates to the Data. Data updates will include (a) updates to the Data Elements delivered pursuant to Section 3.1, and (b) as soon as practicable, but not more than six (6) months following the date of this Agreement, initial data-sets and updates to the "Unavailable" Data Elements. B&T acknowledges the importance of timely and frequent delivery of Data updates to Amazon.com. B&T will provide to Amazon.com updates to the Data in a mutually agreeable, convenient format on a timely and best available basis, but no less frequently than what Amazon.com currently (i.e., as of the date of this Agreement) enjoys from B&T. Further, B&T will cooperate with Amazon.com to develop and implement an effective method for providing such updates to Amazon.com on a daily basis in an mutually agreeable format. The parties acknowledge that a method for furnishing daily updates to the Data has not been implemented as of the date of this Agreement, but each party will use commercially reasonable efforts to develop and implement such capability as soon as reasonably possible after the execution of this Agreement.

      3.3 ENTERTAINMENT DATA. As soon as practicable, but no more than thirty
(30) days following Amazon.com's request, B&T will commence delivery to Amazon.com of the Entertainment Data and will assist Amazon.com by providing such support services as are reasonably necessary for Amazon.com to load the Entertainment Data on its database.

      3.4 CONSULTING SERVICES. During the three (3) years following the date of this Agreement, B&T will perform for Amazon.com the services described in Exhibit C.

      3.5 ADDITIONAL DATA ELEMENTS. B&T will promptly notify Amazon.com if it would like to license, or has licensed to any third party, any data element that is not licensed under this Agreement. If Amazon.com would like to obtain a license to that data element, the parties will conduct good faith negotiations for thirty (30) days (or such longer period as is agreed by the parties) to determine a reasonable and appropriate license fee. If Amazon.com



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and B&T agree on the license fee, the new data element will be licensed to
Amazon.com pursuant to the terms of this Agreement (and any additional terms agreed by the parties in writing). If the parties are unable to agree on a license fee for the new data element by the end of the negotiation period described in the preceding sentence, B&T will be free to utilize the new data element as B&T deems appropriate, including licensing the same to third parties. Further, if Amazon.com desires to obtain any data from a third party and determines that it would be more economical for B&T to obtain the data than it would be for Amazon.com to obtain the data itself, B&T will, upon request, act as agent and use commercially reasonable efforts to obtain for Amazon.com any such data. B&T's performance of any such services will be subject to the parties' prior agreement on the terms under which B&T will provide the services (including, without limitation, price and indemnification terms).

SECTION 4.COMPENSATION

      4.1 AMAZON.COM STOCK. As soon as practicable (but in no event later than thirty (30) days) following the delivery of the Licensed Materials to Amazon.com in accordance with Section 3.1, Amazon.com will issue or transfer [CONFIDENTIAL TREATMENT] shares of Amazon.com's common stock, par value $0.01 per share (collectively, the "Common Stock"), to B&T. The number of shares referenced in the preceding sentence assumes the effectiveness of Amazon.com's proposed 3-for-2 split of the company's common stock. If that stock split is not effective as of the date of the delivery of the Common Stock to B&T, the number of shares delivered will be reduced to [CONFIDENTIAL TREATMENT] shares.

      4.2 COST REIMBURSEMENT. Amazon.com will reimburse any out-of-pocket media and delivery costs reasonably incurred by B&T to deliver Data to Amazon.com in accordance with this Agreement during any portion of the Term falling after the third (3rd) anniversary of the date of this Agreement. Promptly after the end of the calendar month in which any such delivery is made (or on such less frequent schedule as the parties may agree), B&T will submit to Amazon.com an invoice for the reimbursable costs payable under this Section 4.2 with respect to such delivery, along with such receipts, documents and other information as Amazon.com may reasonably request to verify the invoice. Within thirty (30) days after Amazon.com's receipt of the invoice, Amazon.com will pay to B&T the amount payable thereunder; provided that Amazon.com may retain any amounts that are subject to good faith dispute. In such case, Amazon.com will give B&T written notice stating the basis of its dispute, and the parties will use good faith efforts to promptly resolve the dispute.

      4.3 TAXES. Each party will pay, collect and remit such taxes as may be imposed with respect to any compensation or transactions under this Agreement in accordance with applicable laws, rules, regulations and orders of governmental authorities having jurisdiction.

      4.4 FULL COMPENSATION. The compensation payable under Sections 4.1 and 4.2 constitutes full compensation to B&T for the rights granted to Amazon.com and the full performance of B&T's obligations under this Agreement.



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SECTION 5. PROPRIETARY RIGHTS

      5.1 LICENSED MATERIALS. Nothing in this Agreement will, or will be deemed to, convey any ownership interest in the Licensed Materials or any portion thereof to Amazon.com or its Affiliates. B&T reserves all rights with respect to the Licensed Materials or any portion thereof not expressly granted to Amazon.com, nor expressly contemplated, in this Agreement. Amazon.com acknowledges that, as between the parties, the Licensed Materials and all associated intellectual property rights belong exclusively to B&T, subject to the rights expressly granted to Amazon.com under this Agreement. Amazon.com agrees that it will not challenge B&T's intellectual property rights in the Licensed Materials.

      5.2 AMAZON.COM ENHANCEMENTS. Amazon.com will be the owner of any and all Enhancements to the Licensed Materials created or developed by Amazon.com ( or its Affiliates or contractors) in exercising its rights under this Agreement, together with all associated intellectual property rights.

      5.3 BANKRUPTCY. The parties intend that all rights and licenses granted to Amazon.com hereunder be "intellectual property" as defined in Section 101 of the U.S. Bankruptcy Code or its successor statute (the "Code") and that Amazon.com at all times be entitled to retain and fully exercise all of such rights and licenses as provided in the Code. In the event of the commencement of a bankruptcy proceeding by or against B&T under the Code, Amazon.com will be entitled to a complete duplicate of the Licensed Materials (and all other embodiments of such intellectual property) and the same, if not already in the possession of Amazon.com, will be delivered to Amazon.com (a) upon any such commencement of a bankruptcy proceeding or, if B&T elects to continue to perform all of its obligations under this Agreement, at such other time as provided elsewhere in this Agreement; or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of B&T. In the event this Agreement is rejected by or on behalf of B&T, Amazon.com will have no obligation to make any of the payments specified in Section 4.2.

SECTION 6. WARRANTIES AND INDEMNIFICATION

      6.1 WARRANTIES OF B&T. B&T represents and warrants that:

            (a) All Data, as and when delivered to Amazon.com, will be complete, accurate and current copies of the relevant Data then-maintained by B&T;

            (b) B&T has the necessary corporate power and authority to enter into and perform its obligations under this Agreement and has properly authorized the same by all requisite action, and this Agreement is valid, binding and enforceable against B&T;

            (c) B&T has all necessary rights to grant the license to the Licensed Materials under this Agreement;

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            (d) to the best of B&T's knowledge, the Licensed Materials do not infringe, misappropriate or wrongfully use any intellectual property rights of any third party; provided that the foregoing warranty will not apply to the extent the infringement, misappropriation or wrongful use is caused by the modification of the Licensed Materials or any portion thereof by Amazon.com or its Affiliates or any use of the Licensed Materials in combination with any item not provided or authorized by B&T;

            (e) B&T has been advised that the Common Stock is not registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws, but is being offered and sold pursuant to exemptions from such laws; and that Amazon.com is relying in part upon B&T's representations and warranties contained in this Section 6.1 for the purpose of qualifying for applicable exemptions from registration or qualification pursuant to federal or state securities laws, rules and regulations. The Common Stock to be received by B&T will be acquired for investment for B&T's own account and not with a view to the distribution of any part thereof, B&T has no present intention of selling, transferring, granting any participation in, or otherwise distributing the same in a manner contrary to the Act or applicable state securities laws, and B&T does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Common Stock. B&T has been entirely responsible for its own due diligence regarding Amazon.com. B&T is an "accredited investor" as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission and can bear loss of its entire investment. B&T understands that the Common Stock is characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Amazon.com in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances and in accordance with the terms and conditions set forth in the legend described in Section 6.1(f) below; in this connection, B&T represents that it is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act;

            (f) B&T understands that the certificates evidencing the Common Stock may bear the following legends:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY

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            SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THIS CORPORATION
            RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

            THE OWNERSHIP AND TRANSFER OF SHARES OF SECURITIES OF THE COMPANY ARE SUBJECT TO THE PROVISIONS OF A CONTENT LICENSE AGREEMENT, COPIES OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF THE COMPANY.

            (g) for the purposes of the application of state securities laws, B&T represents that it is a resident of North Carolina.

      EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 6.1, B&T IS PROVIDING THE DATA "AS IS," WITHOUT ANY WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE). Amazon.com acknowledges that the prices and other data in the Data are subject to change without notice and that, while B&T makes every effort to include the most up-to-date, accurate information in the Data, there may be errors in prices and other data for which B&T will not be held responsible.

      6.2 WARRANTIES OF AMAZON.COM. Amazon.com represents and warrants that:

            (a) Amazon.com has the necessary corporate power and authority to enter into and perform its obligations under this Agreement and has properly authorized the same by all requisite action, and this Agreement is valid, binding and enforceable against Amazon.com;

            (b) the Common Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of any liens or encumbrances created by Amazon.com. The Common Stock is not subject to any pre-emptive rights;

            (c) the outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with applicable federal and state securities laws

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            (d) the issuance and/or transfer of the Common Stock to B&T pursuant to Section 4.1 will not (i) conflict with or result in a breach of any provision of the Certificate of Incorporation or By-Laws of Amazon.com,
      (ii) result in a default, give rise to any termination, cancellation or acceleration, or any event which with notice and/or lapse of time would result in any of the foregoing, under the terms, conditions or provisions of any agreement, instrument or obligation to which Amazon.com is a party or by which Amazon.com is bound, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Amazon.com;

            (e) Amazon.com has provided to B&T a copy of its audited balance sheet as of December 31, 1996 and its statement of operations for the year then ended, including the notes thereto;

            (f) the authorized capital stock of Amazon.com consists of 100 million shares of common stock of which less than 17.1 million are presently issued and outstanding, and of 10 million shares of preferred stock, of which 579,396 are designated as Series A Preferred and of which 574,396 are presently issued and outstanding. In addition, as of February 28, 1997, Amazon.com has issued options or warrants to purchase, in the aggregate, up to 3,316,974 shares of common stock, which are outstanding as of the date hereof. The share numbers contained in this paragraph assume the effectiveness of Amazon.com's proposed 3 for 2 split of the company's common stock and the filing of Articles of Incorporation to increase Amazon.com's authorized capital stock; and

            (g) to the best of Amazon.com's knowledge, no modification of Licensed Materials or any portion thereof by Amazon.com or its Affiliates, nor any use of the Licensed Materials by Amazon.com or its Affiliates in combination with any item not provided or authorized by B&T, will infringe, misappropriate or wrongfully use any intellectual property rights of any third party.

      6.3 GENERAL INDEMNIFICATION. Amazon.com and B&T will indemnify, defend and hold harmless the other party from any and all claims, costs, judgments, damages and expenses (including reasonable attorneys' fees) which arise out of any breach or alleged breach of that party's representations and warranties set forth in Section 6.1 or 6.2 (other than Section 6.1(d) and 6.2(g)). The party seeking indemnification will promptly notify the indemnifying party of any such claim, will permit the indemnifying party to control the defense and settlement of such claim, and will cooperate with the indemnifying party (at the indemnifying party's cost and expense) in such defense and settlement. Notwithstanding the foregoing, (a) the indemnifying party will not settle any such claim without the prior written consent of the indemnified party (which consent will not be unreasonably withheld), and (b) the indemnified party, at its expense, may participate in the defense and settlement of the claim.

      6.4 RELEASE. As partial consideration for Amazon.com's transfer of the Common Stock to B&T pursuant to Section 4.1, B&T hereby waives and releases Amazon.com and its

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directors, officers, employees and other representatives from any and all claims, demands and causes of action of whatever kind or nature (whether known or unknown, suspected or unsuspected, in contract, tort or otherwise) that B&T may have arising out of or in connection with Amazon.com's use of or other dealings with the Licensed Materials or other proprietary information or materials of B&T prior to the date of this Agreement (except for claims relating directly to Amazon.com's purchase of books from B&T). The foregoing does not constitute a release of B&T's rights under this Agreement.

SECTION 7.INFRINGEMENT

      7.1 INDEMNIFICATION BY B&T. B&T will indemnify, defend and hold harmless Amazon.com from any and all claims, costs, judgments, damages and expenses (including reasonable attorneys' fees) arising out of any claim or action alleging that any Licensed Materials infringe, misappropriate or wrongfully use any intellectual property rights of any third party. In connection with any such claim or action, the parties will follow the procedures set forth in Section 6.3.

      7.2 REMEDY. If any of the Licensed Materials infringes, misappropriates or wrongfully uses any intellectual property right of any third party or if Amazon.com's use of the Licensed Materials is enjoined or threatened to be enjoined, then B&T at no cost to Amazon.com (a) will procure for Amazon.com the right to use the item as provided in this Agreement, (b) will replace the item with a substantially equivalent but noninfringing item, or (c) will modify the item so that it becomes noninfringing, provided that the usefulness (in Amazon.com's reasonable determination) of the same is maintained. The selection among the remedies set forth above will be made in B&T's discretion. If B&T is unable to accomplish any of those remedies after using its best efforts to accomplish each of them, B&T may terminate this Agreement (but only with respect to the infringing Licensed Materials) by giving Amazon.com ninety (90) days' prior written notice. In such instance, B&T will promptly pay to Amazon.com an amount equal to:

      [CONFIDENTIAL TREATMENT]

      The termination payment set forth in this Section will not be subject to the liability cap contained in Section 13.2. Any disputes regarding the calculation of the termination payment

Content License Agreement                                                Page 11
will be resolved in accordance with Section 12. Section 7.1 and this Section 7.2 state the entire liability of B&T with respect to the violation of any third-party intellectual property rights by the Licensed Materials, or by Amazon.com's or its Affiliates' permitted use thereof.

      7.3 LIMITATION. B&T will have no liability or obligation to Amazon.com under Section 7.1 or 7.2 to the extent the infringement, misappropriation or wrongful use is caused by (a) the modification of the Licensed Materials or any portion thereof by Amazon.com or its Affiliates, or (b) any use of the Licensed Materials in combination with any item not provided or authorized by B&T.

      7.4 INDEMNIFICATION BY AMAZON.COM. Amazon.com will indemnify, defend and hold harmless B&T from any and all claims, costs, judgments, damages and expenses (including reasonable attorneys' fees) arising out of any claim or action to the extent such claim or action alleges that Amazon.com's or its Affiliates' modification of Licensed Materials or any portion thereof, or their use of the Licensed Materials in combination with any item not provided or authorized by B&T, infringes, misappropriates or wrongfully uses any intellectual property rights of any third party. In connection with any such claim or action, the parties will follow the procedures set forth in Section 6.3.

SECTION 8. FUTURE TRANSACTIONS

      8.1 OUT OF PRINT BOOKS. The parties have previously discussed B&T's plans to enter the "print on demand" business for out of print books. B&T will give Amazon.com the opportunity to work with B&T as the retail source of choice for any such books.

      8.2 DROP SHIP SERVICE. The parties acknowledge their interest in establishing a drop ship service for Amazon.com order fulfillment. Upon the request of either party, B&T and Amazon.com will commence discussions with the objective of entering into a written agreement which sets forth the terms of such drop ship service; provided, however, that neither party will be obligated to continue such discussions for more than thirty (30) days.

SECTION 9. TERM AND TERMINATION

      9.1 TERM. The term of this Agreement will begin on the date of this Agreement and, unless earlier terminated in accordance with Section 9.2, will end when Amazon.com gives B&T written notice of termination.

      9.2 TERMINATION. Either party may terminate the Term by giving written notice of termination to the other party upon the occurrence of any material breach of this Agreement by the other party which is not cured in all material respects within thirty (30) days after the date on which the other party receives written notice of such breach.

      9.3 EFFECT OF TERMINATION. Sections 2.2, 2.3, 5, 6, 7, 9, 10, 11, 12 and 13, and all other provisions of this Agreement which may reasonably be interpreted or construed as surviving the termination or expiration of the Term, will survive the termination or expiration

Content License Agreement                                                Page 12
of the Term (provided, however, that Sections 10 and 11 will not survive a termination by B&T pursuant to Section 9.2). Further, Section 2 and the rights and license granted to Amazon.com thereunder will survive any termination or expiration of the Term unless and until such license is terminated in accordance with Section 9.4.

      9.4 TERMINATION OF LICENSE. B&T may not terminate the rights and license granted to Amazon.com under Section 2 except upon the occurrence of a substantial and material breach of Section 2 by Amazon.com that (a) is not cured within thirty (30) days after the date on which Amazon.com receives written notice from B&T of such breach, and (b) is of such a nature that B&T cannot thereafter reasonably expect to be made whole by Amazon.com and its Affiliates through an award of monetary damages. Any dispute as to whether a breach by Amazon.com will entitle B&T to terminate the rights and license granted under
Section 2 will be resolved in accordance with Section 13.

      9.5 RETURN OF LICENSED DATA. In the event the rights and license granted to Amazon.com under Section 2 are terminated in accordance with Section 9.4, Amazon.com will, on the effective date of termination, (a) discontinue its use of the Licensed Materials and all portions thereof, (b) promptly delete all copies of the Licensed Materials and all portions thereof from all computers, databases, storage devices and other systems under the control of Amazon.com and its Affiliates, and (c) promptly deliver to B&T all copies of the Licensed Materials in its possession or control. At Amazon.com's option, all copies of the Licensed Materials required to be delivered to B&T hereunder may be destroyed by Amazon.com, in which case Amazon.com will provide B&T written certification that such destruction has been completed.

SECTION 10. VOTING

      For a period of five years beginning on the date of this Agreement, B&T
(i) will take such action as may be required so that all shares of Common Stock are voted for Amazon.com's management's nominees to the Board of Directors and for Amazon.com's management's recommendations on all other matters to be voted on by holders of Amazon.com's capital stock, (ii) will not, without Amazon.com's prior written consent, solicit proxies with respect to shares of Amazon.com's capital stock, nor will it become a "participant" in any "election contest" (as such terms are used in Rule 14a-11 of Regulation 14(A) under the Securities Exchange Act of 1934, as amended) relating to the election of directors of Amazon.com, and (iii) will not join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any third person for the purpose of acquiring, holding, voting or disposing of shares of the Common Stock.

SECTION 11. RESTRICTIONS ON TRANSFER

      B&T hereby covenants with Amazon.com that, for a period of five years beginning on the date of this Agreement, B&T will not sell, transfer or otherwise dispose of the Common Stock, including any hedge or similar transaction that would deprive B&T of its interest in the Common Stock. Notwithstanding the foregoing, B&T may pledge the Common Stock as

Content License Agreement                                                Page 13
collateral for a bona fide third party loan, provided, however, that any such loan may not exceed, in B&T's good faith determination, sixty percent (60%) of the market value of the pledged Common Stock on the date the loan agreement is executed. If the Common Stock is publicly traded on the date the loan agreement is signed, the fair market value will be calculated using the closing sales price of the Common Stock on the NASDAQ National Market on such date. Further, the restrictions contained in this Section will not apply (a) upon and after the date that Jeff Bezos no longer serves as either the Chief Executive Officer or Chairman of the Board of Amazon.com, (b) to a sale, transfer or disposal of the Common Stock to an Affiliate of B&T, (c) to a lender of a bona fide third party loan described above who forecloses upon any of the Common Stock pledged to it as collateral, or (d) upon and after the date that a single individual or entity other than Jeff Bezos obtains beneficial ownership of more than fifty percent (50%) of Amazon.com's stock.

SECTION 12. DISPUTE RESOLUTION

      12.1 INFORMAL PROCEDURE. If any dispute arises between the parties relating to this Agreement, the parties will follow the procedures set forth in this Section 12.1. A party seeking to initiate the procedures under this Section
12.1 will give written notice thereof to the other party describing the nature of the dispute and the notifying party's claim or position in connection with the dispute. The parties will meet, with each party represented by an officer authorized to resolve the dispute, and will use good faith efforts to resolve the dispute. If the dispute is not resolved within seven (7) days after commencement of such discussions, the dispute will be referred to the chief executive officers of each party, who will promptly commence discussions and will use good faith efforts to resolve the dispute. If the dispute is not resolved within seven (7) days after commencement of the discussions between the chief executive officers of each party, the parties will proceed to arbitration under Section 12.2.

      12.2 ARBITRATION. If the parties are unable to resolve any dispute using the process set forth in Section 12.1, then upon the demand of either party, the matter will be resolved by arbitration in Chicago, Illinois in accordance with the rules of the American Arbitration Association (the "AAA"). The arbitration will be conducted before a single arbitrator (who will have no direct or indirect interest in either party) selected in accordance with the AAA rules. The arbitrator will render a written decision not later than thirty (30) days after the selection of the arbitrator. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement or award exemplary or punitive damages or attorney's fees. The arbitrator's decision will be final and binding upon the parties, may be entered as a final decree or judgment in any court of competent jurisdiction and may be enforced against the parties and their assets wherever they are found. Any costs incurred by any arbitration proceedings will be divided equally among the parties, except that each party will bear its own attorneys' fees and costs of witnesses.

      12.3 LIMITATION. Nothing in this Section 12 will preclude either party from seeking provisional remedies (including, without limitation, temporary restraining orders and

Content License Agreement                                                Page 14
preliminary injunctions) from any court of competent jurisdiction to protect its rights pending arbitration.

SECTION 13. MISCELLANEOUS

      13.1 CONFIDENTIALITY. B&T and Amazon.com each acknowledge and agree that the terms and conditions of the Confidentiality Agreement executed by the parties on December 5, 1996, will remain in full force and effect and will continue to be binding on the parties; provided that nothing herein or therein will preclude either party from making any disclosure to any governmental agency having jurisdiction. The parties agree that, subject to the limitations contained in Section 1(d) of the Confidentiality Agreement, the Licensed Materials will constitute "Confidential Information" under that agreement. Notwithstanding the foregoing, B&T consents to Amazon.com's filing of this Agreement as an exhibit to any registration statement filed pursuant to the Act, provided that Amazon.com uses commercially reasonable efforts to obtain confidential treatment for such exhibit.

      13.2 LIMITATION OF LIABILITY. NEITHER B&T NOR AMAZON.COM WILL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING IN CONNECTION WITH ITS PERFORMANCE OR NON-PERFORMANCE UNDER THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, EACH PARTY'S ENTIRE LIABILITY ARISING FROM THIS AGREEMENT (EXCEPT FOR LIABILITIES RESULTING FROM THE PARTY'S WILLFUL MISCONDUCT), WHETHER IN CONTRACT OR TORT, WILL NOT EXCEED TWO MILLION DOLLARS ($2,000,000), AS ADJUSTED ON AN ANNUAL BASIS TO REFLECT CHANGES IN THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS (CPI-U).

      13.3 NO RIGHT TO MARKS. This Agreement will not be interpreted or construed as granting or transferring to either party any right, title or interest in or to any trade name, trademark, service mark, logo or other name or mark of the other party. Neither party will use any such name or mark of the other party without the prior written consent of the other party except as may be required by applicable laws, rules or regulations.

      13.4 EXCUSED PERFORMANCE. Dates or terms by which either party is required to perform under this Agreement will be postponed automatically to the extent that either party is prevented from meeting them by causes beyond its reasonable control and for the duration of any such cause.

      13.5 ASSIGNMENT. Neither party may (by contract, operation of law or otherwise) assign this Agreement or any right or interest in this Agreement, except as follows.

           (a)  to any of the party's Affiliates;

Content License Agreement                                                Page 15

            (b) to any person or entity into or with which the party is merged or consolidated or to which the party transfers substantially all of its assets relating to the subject matter of this Agreement; or

            (c) to any person or entity with the prior written consent of the other party;

provided that Amazon.com will not, without B&T's prior written consent, make an assignment under clause (a) or (b) above, to Ingram Book Company or any other entity that directly competes with B&T in the wholesale distribution of books or entertainment products unless the acquiring entity agrees to take commercially reasonable measures to ensure that the Data is not used to benefit, in any way, such entity's competing wholesale distribution operations; and provided further that each party will ensure that any such assignment by such party, with or without the consent of the other party, is made only pursuant to a written agreement signed by the assignee which contains the terms and conditions of this Agreement and binds the assignee with respect thereto.

      13.6 SEVERABILITY. If any of the terms or provisions of this Agreement are ruled to be invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. If the court does not replace a provision in this Agreement ruled to be invalid or unenforceable with a valid and enforceable one which accomplishes the same general purpose to the maximum extent possible, the parties will reasonably try to negotiate a replacement for the provision which accomplishes the same general purpose to the maximum extent possible.

      13.7 NOTICES. All notices, requests or other communications in connection with this Agreement will be in writing and may be given by personal delivery, certified or registered mail (return receipt requested), overnight courier or facsimile (provided the addresser confirms receipt of any overnight package or facsimile by addressee) addressed as follows:

      If to Amazon.com:     Amazon.com, Inc.
                            1516 - 2nd Ave., 4th Floor
                            Seattle, WA 98101
                            Attn: Jeff Bezos
                            Facsimile: (206) 622-2405

      If to B&T:            Baker & Taylor, Inc.
                            2709 Water Ridge Parkway
                            Suite 500
                            Charlotte, NC 28217
                            Attn: Craig Richards
                            Facsimile: (704) 329-9105

or to such other address as the party to receive the notice or request will designate by notice to the other. The effective date of any notice, request or communication will be three (3) days

Content License Agreement                                                Page 16
from the date on which it is sent by the addresser, or when sent by facsimile, receipt confirmed, or personally delivered.

      13.8 GOVERNING LAW. This Agreement will be interpreted, construed and governed in accordance with the laws of the State of Delaware, regardless of its or any other jurisdiction's choice-of-law provisions.

      13.9 WAIVER. A waiver of any breach or default under this Agreement will not constitute a waiver of any other or subsequent breach or default. The failure of either party to enforce any term of this Agreement will not constitute a waiver of such party's rights to subsequently enforce the term.

      13.10 ENTIRE AGREEMENT. This Agreement contains the entire Agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, between the parties. No amendment or modification to this Agreement will be valid unless set forth in a writing signed by both parties hereto. This Agreement will be binding upon, and will inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

      13.11 EXECUTION. This Agreement may be executed by facsimile and in one or more counterparts, all of which together will constitute a single document.



B&T:                                    AMAZON.COM:
Baker & Taylor, Inc.                    Amazon.com, Inc.

By Craig M. Richards                    By Jeff Bezos
  --------------------------              ----------------------------
Its President & CEO                     Its President
   -------------------------               ---------------------------


Content License Agreement                                                Page 17

                                    EXHIBIT A

                      DATA (OTHER THAN ENTERTAINMENT DATA)

This Exhibit A will consist of the attached [CONFIDENTIAL TREATMENT] dated [CONFIDENTIAL TREATMENT] with the following exceptions: (a) on [CONFIDENTIAL TREATMENT] the items [CONFIDENTIAL TREATMENT] (b) on [CONFIDENTIAL TREATMENT] for the [CONFIDENTIAL TREATMENT] column will be deleted, and (c) the [CONFIDENTIAL TREATMENT] will include [CONFIDENTIAL TREATMENT] and [CONFIDENTIAL TREATMENT] on a rolling twelve-month basis, to the extent that B&T possesses such [CONFIDENTIAL TREATMENT].



Exhibit A to Content License Agreement

                 ADDENDUM NO. 1 TO CONTENT LICENSE AGREEMENT

      This Addendum No. 1 (this "Addendum"), dated as of May __, 1998, is made between Baker & Taylor, Inc. and Amazon.com, Inc. B&T and Amazon.com are parties to a certain Content License Agreement dated as of March 26, 1997 (the "Agreement"). The Parties would like to amend and supplement certain portions of the Agreement, as specifically provided below. Capitalized terms are used in this Addendum with the respective meanings assigned in the Agreement. B&T and Amazon.com hereby agree as follows:

 1.   RESTRICTIONS ON TRANSFER

      Section 11 of the Agreement is deleted in its entirety.

 2.   SALES INFORMATION

      2.1 DESCRIPTION. As used in this Addendum, [CONFIDENTIAL TREATMENT] means a [CONFIDENTIAL TREATMENT].

      2.2 [CONFIDENTIAL TREATMENT]. All [CONFIDENTIAL TREATMENT] pursuant to this Section 2 will constitute Amazon.com Confidential Information under the parties' Confidentiality Agreement dated December 5, 1996.

      2.3 LICENSE. Amazon.com hereby grants to B&T a perpetual, non-exclusive, non-transferable, royalty-free license to use the [CONFIDENTIAL TREATMENT] pursuant to this Section 2 [CONFIDENTIAL TREATMENT]. The license and rights granted in this Section 2 may not be sublicensed or assigned.

 3.   CUSTOMER COMMENTS

      3.1 DESCRIPTION. As used in this Addendum, "Customer Comments" means book reviews that (i) are contributed to Amazon.com by visitors to Amazon.com's Web site, and (ii) are identified on Amazon.com's Web site as "Customer Comments" (or any replacement label).

      3.2 INITIAL DELIVERY. Within 30 days following the execution of this Addendum, Amazon.com will deliver to B&T a library of 100,000 Customer Comments (two comments each for 50,000 ISBNs). Amazon.com and B&T will cooperate in good faith to determine which ISBNs will be represented, and which types of Customer Comments will be included, in the library.

      3.3 UPDATES. Once per calendar quarter beginning in third quarter 1998 and ending in first quarter 2000, Amazon.com will deliver a library update containing up to 2,000 additional Customer Comments (two comments each for 1,000 additional ISBNs). Amazon.com and B&T will cooperate in good faith to determine which ISBNs will be represented, and which types of Customer Comments will be included, in each library update.

      3.4 FORMAT. Amazon.com will deliver the library and all updates in an electronic format to be reasonably agreed by the Parties. Prior to delivering any Customer Comment, Amazon.com will delete all references to the comment's contributor (such as his or her name, address and e-mail address).

      3.5 LICENSE. Amazon.com hereby grants to B&T a perpetual, non-exclusive, non-transferable, royalty-free license to use, copy and display the Customer Comments delivered pursuant to this Section 3 on a Web site to be developed and maintained by B&T (the "B&T Site"), provided that (i) the B&T Site will be password protected and will be accessible only to B&T's institutional customers,
(ii) B&T will not permit visitors to the B&T Site to download or copy the Customer Comments, (iii) B&T will display on the B&T Site only complete, unaltered Customer Comments, and (iv) B&T will display on the B&T Site, together with each Customer Comment, an Amazon.com byline (e.g., "Amazon.com Customer Comment") and copyright notice (e.g., "Copyright, 1998, Amazon.com, Inc. All rights reserved"). The Parties will cooperate in good faith to determine the specific wording and placement of the byline and notice. The license and rights granted in this Section 3 may not be sublicensed or assigned.

 4.   ADDITIONAL DATA

      4.1 ADDITIONAL DATA. The definition of "Data" contained in Section 1 of the Agreement is expanded to include (i) all book, music and video cover scans (listed by ISBN or IPC, as applicable), (ii) all tables of contents, and (iii) all extended discographic and videographic catalog information (including, for example, music track listings, video cast/award listings and video ratings information) that in each case either are in the possession or control of B&T or any of its Affiliates on the date of this Addendum or are developed or acquired by or for B&T or any of its Affiliates prior to March 26, 2000 ("Additional Data").

      4.2 DELIVERY. Within 30 days following the execution of this Addendum, B&T will deliver to Amazon.com the Additional Data currently in B&T's or its Affiliates' possession. Until March 26, 2000, B&T will deliver updates of the Additional Data in accordance with Section 3.2 of the Agreement.

      4.3 LICENSE. The Additional Data delivered pursuant to this Section 4 will be deemed to be Display Data for all purposes under the Agreement, and B&T hereby licenses the Additional Data to Amazon.com under the applicable terms and conditions of the Agreement.

5.    EXTENSION OF EXCLUSIVITY

      In clause (a) of Section 2.2.1 of the Agreement, the words "first (1st) anniversary" are replaced with the words "third (3rd) anniversary". Notwithstanding the foregoing, the extended exclusivity provided in this Section 5 will not apply to data elements that (i) relate to music and video products, and (ii) B&T reasonably determines are necessary to permit institutional customers to order music and video products from B&T. The Parties intend that the data elements described in the preceding sentence will include only basic data elements (such as IPC, price and availability information) and will exclude premium data elements (such as the extended discographic and videographic catalog information described in Section 4.1).

 6.   EFFECT

      This Addendum constitutes an amendment to the Agreement and will become effective as of the date first set out above. The Agreement, as modified and supplemented by this Addendum, will remain in full force and effect.

      The Parties have executed this Addendum as of the date first written above.

                                  BAKER & TAYLOR, INC.

                                  By: /s/ CRAIG RICHARDS
                                     --------------------------

                                  Title: CEO
                                        -----------------------

                                  AMAZON.COM, INC.

                                  By: /s/ JEFF P. BEZOS
                                     --------------------------

                                  Title: CEO
                                        -----------------------

                                    EXHIBIT A

                      DATA (OTHER THAN ENTERTAINMENT DATA)

      This Exhibit A will consist of the attached "B&T Product/Services" Document, dated March 25, 1997, with the following exceptions: (a) on page 5, the items ISSN, LC Class and LCCN will be classified as Display Data, (b) on page 8, for the Series/Set Major or Minor ID, the "X" in the "No License" column will be deleted, and (c) the Data will include "Month to Date (units shipped in period indicated)" and "Month to Date (total demand)" on a rolling twelve-month basis, to the extent that B&T possesses such Data.


Exhibit A to Content License Agreement

B&T PRODUCTS/SERVICES -- PRODUCT DATABASE                 (LIT) - Code must be translated into literal / (CODE) -- Code

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
                                    NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X                                               Not always
                                                                                                          populated
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X                                               Not always
                                                                                                          populated
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)                                            Less than 1st
                                                                                                          quality bindings,
                                                                                                          water damaged
                                                                                                          goods, etc.
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 1

B&T PRODUCTS/SERVICES -- PRODUCT DATABASE

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
                                    NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X                           Not always
                                                                                                          populated
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X         No longer have
                                                                                                          BTE products
                                                                                                          on db
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)          X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X         B&T internal only*
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)          X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
=================================================================================================================================
* B&T internal only indicates system-generated information or information integral to B&T "proprietary" processes.
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 2

B&T PRODUCTS/SERVICES -- PRODUCT DATABASE

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
                                    NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]          X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]          X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X         Not used
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 3

B&T PRODUCTS/SERVICES -- PRODUCT DATABASE

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
                                    NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X         B&T internal only*
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X         B&T internal only*
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X                                               Not always populated
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
=================================================================================================================================
* B&T internal only indicates system-generated information or information integral to B&T "proprietary" processes.
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 4

B&T BOOKS PRODUCTS/SERVICES -- PRODUCT DATABASE

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
                                    NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/27/97                                                 Page 5

B&T PRODUCTS/SERVICES -- PRODUCT DATABASE

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
                                    NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X                   BTE
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           Duplicate of
                                                                                                            Series/Set
                                                                                                            Major or Minor
                                                                                                            ID
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)                C
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 6

B&T PRODUCTS/SERVICES -- PRODUCT DATABASE

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
                                    NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           Annotations
                                                                                                            provided from
                                                                                                            different
                                                                                                            source
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           Not always
                                                                                                            populated
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           Not applicable
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X                                                 Not always
                                                                                                            populated;
                                                                                                            may require
                                                                                                            translation
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 7

B&T BOOKS PRODUCTS/SERVICES -- PRODUCT DATABASE

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
                                    NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           No longer
                                                                                                            applicable
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/27/97                                                 Page 8

B&T PRODUCTS/SERVICES -- PRODUCT DATABASE

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
                                    NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           No longer
                                                                                                            applicable
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           No longer
                                                                                                            applicable
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                         X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           No longer
                                                                                                            applicable
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           No longer
                                                                                                            applicable
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 9

B&T PRODUCTS/SERVICES -- PRODUCT DATABASE

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/      DISPLAY           INTERNAL USE      NO LICENSE          NOTES
                                    NOTES             LICENSE              LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X (LIT)            X (CODE)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           No longer
                                                                                                            applicable
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           No longer
                                                                                                            applicable
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 10

B&T PRODUCTS/SERVICES -- INVENTORY

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       LICENSE FOR      INTERNAL USE      NO LICENSE          NOTES
                                    NOTES                DISPLAY           LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           B&T internal only*
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           Not used
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           B&T internal only*
=================================================================================================================================
* B&T internal only indicates system-generated information or information integral to B&T "proprietary" processes.
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 11

B&T PRODUCTS/SERVICES -- INVENTORY

=================================================================================================================================
  DATA ELEMENT ID          BUSINESS DESCRIPTION/       LICENSE FOR      INTERNAL USE      NO LICENSE          NOTES
                                    NOTES                DISPLAY           LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X                             Defined as on
                                                                                                            order with the
                                                                                                            publisher
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           Reliability of
                                                                                                            data
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X                                                 Source is Product
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X                                                 Source is Product
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X                                                 Source is Product
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X                                                 Source is Product
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X           B&T internal only*
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
* B&T internal only indicates system-generated information or information integral to B&T "proprietary" processes.
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 12

B&T PRODUCTS/SERVICES -- INVENTORY

=================================================================================================================================
                           BUSINESS DESCRIPTION/     LICENSE FOR        INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              DISPLAY             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X                                                 Source is Product
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 13

B&T PRODUCTS/SERVICES -- VENDOR DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X

---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 14

B&T PRODUCTS/SERVICES -- VENDOR DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 15

B&T PRODUCTS/SERVICES -- VENDOR DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 16

B&T PRODUCTS/SERVICES -- VENDOR DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 17

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 18

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 19

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 20

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 21

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 22

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 23

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 24

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 25

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 26

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 27

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 28

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 29

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 30

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 31

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 32

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 33

B&T PRODUCTS/SERVICES -- SALES/DEMAND DATABASE

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 34

B&T PRODUCTS/SERVICES -- MARC DATABASE DETAIL

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 35

B&T PRODUCTS/SERVICES -- MARC DATABASE DETAIL

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 36

B&T PRODUCTS/SERVICES -- MARC DATABASE DETAIL

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 37
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                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 38
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  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 39
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  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 40
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  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 41
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  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 42
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  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 43
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  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 44
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  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 45
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  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 46
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=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 47
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=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 48
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=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 49
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=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 50
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=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                                             Not applicable
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 51
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B&T PRODUCTS/SERVICES -- MARC DATABASE DETAIL

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X             Not applicable
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 52

B&T PRODUCTS/SERVICES -- MARC DATABASE DETAIL

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 53

B&T PRODUCTS/SERVICES -- MARC DATABASE DETAIL

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 54

B&T PRODUCTS/SERVICES -- MARC DATABASE DETAIL

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 55

B&T PRODUCTS/SERVICES -- ANNOTATIONS DETAIL

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X                                                   Annotations db
                                                                                                              constructed from
                                                                                                              multiple locations
                                                                                                              on separate systems
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]      X(LIT)
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                             X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]         X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 56

B&T PRODUCTS/SERVICES -- ANNOTATIONS DETAIL

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 57

MISCELLANEOUS

=================================================================================================================================
                           BUSINESS DESCRIPTION/       DISPLAY          INTERNAL USE      NO LICENSE          NOTES
  DATA ELEMENT ID                   NOTES              LICENSE             LICENSE
=================================================================================================================================
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
---------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT] [CONFIDENTIAL TREATMENT]                                               X
=================================================================================================================================
---------------------------------------------------------------------------------------------------------------------------------
B&T PRODUCTS/SERVICES                                 3/25/97                                                 Page 58

                                    EXHIBIT B

                               ENTERTAINMENT DATA

      Unless otherwise agreed by the parties in writing, this Exhibit B will be substantially similar to Exhibit A, except that it will relate to compact disks, videos and other entertainment products. For each particular Data Element, the license rights described in this attachment will be equivalent to the license rights described in Exhibit A for the corresponding Data Element. The parties will cooperate in good faith to complete a detailed version of this Exhibit B prior to April 30, 1997.

Exhibit B to Content License Agreement

                                    EXHIBIT C

                               CONSULTING SERVICES

      The consulting services to be performed by B&T under Section 3.4 include the following items:

      (a) B&T will use commercially reasonable efforts to provide Amazon.com assistance with, advice about and access to B&T's publisher contacts;

      (b) B&T will consult with Amazon.com in connection with Amazon.com's other business opportunities and assist Amazon.com on a commercially reasonable basis in obtaining publisher coop funds for use in Amazon.com's development and advertising efforts;

      (c) B&T will use commercially reasonable efforts to promote Amazon.com's name and services to publishers;

      (d) B&T will periodically inform Amazon.com of suitable opportunities to obtain funding and favorable access to authors and will provide to Amazon.com guidance on programs in which Amazon.com may participate with publishers;

      (e) B&T will use commercially reasonable efforts to recommend to publishers that they compensate both Amazon.com and B&T for providing pre-publication demand information; and

      (f) B&T will provide commercially reasonable consulting services to Amazon.com relating to B&T's merchandising expertise in the juvenile area, including, without limitation, guidance in the development of selection criteria for Amazon.com's book Wizard.

Exhibit C to Content License Agreement

                                    EXHIBIT D

                              EXCLUDED AGREEMENTS

Account                       Date of Agreement             Data
-------                       ------------------            ----

                              January 23, 1997              video

                              February 20, 1995             video

                              August 16, 1994               audio

                              December 18, 1996             audio

                              August 26, 1993               video

                              December 1994                 video

                              December 20, 1996             video

                              September 27, 1995            video

                              January 8, 1996               video